PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

The following pro forma financial statements have been derived from the financial statements of PharmaFrontiers Corporation ("Pharma") at December 31, 2003 and adjusts such information to give effect to its reverse acquisition by Sportan United Industries, Inc. ("Sportan"), as of the acquisition had occurred at their respective year-ends as shown and to give effect to the acquisition of Opexa Pharmaceuticals, Inc. ("Opexa") as if the acquisition had occurred at December 31, 2003. The pro forma financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at either year-end. The pro forma financial statements should be read in conjunction with the notes thereto and each Company's consolidated financial statements and related notes thereto contained herein and in Pharma's 8-K filed with the SEC on June 4, 2004.


Pro forma Consolidated Condensed Balance Sheet:


                                 12/31/03          9/30/03          12/31/03
                                  Pharma           Sportan           Opexa          Adjustments       Pro-Forma
                                 ---------         ---------       ---------  ----------- ------------
Current Assets

     Cash                        $      68         $   1,235    $  311,923                       $   313,226
    Cash - Money Market                  -                 -        1,788,598                            1,788,598
    Prepaid expenses                     -                 -           41,548                               41,548
     Deposits                            -                 -           25,287                               25,287
                                 ---------         ---------        ---------                           ----------
                                        68             1,235        2,167,356                            2,168,659

Fixed assets, net                        -                 -          764,216                              764,216

Intellectual Property                    -                 -                -    (2)   29,461,861       29,461,861
                                 ---------         ---------       ----------          ----------       ----------

    Total Assets                 $      68         $   1,235       $2,931,572         $29,461,861      $32,394,736
                                 =========         =========       ==========         ===========       ==========




Current Liabilities

     Accounts payable            $     137         $ 232,068        $ 113,804                             $346,009
     Accrued expenses                7,505            21,371          118,223                             147,099
     Accrued Salary
       to stockholder                    -           281,152                -                              281,152

     Notes payable                  61,394                 -                -                               61,394
     Note payable -
       related party                     -           657,175                -                              657,175
                                 ---------         ---------        ---------                          -----------
     Total Current
       Liabilities                  69,036         1,191,766          232,027                          1,492,829
                                 ---------         ---------       ---------         -----------
Long Term Liabilities

     Deferred rent                       -                 -           58,955                               58,955
     Redeemable Series A
       Convertible
       Preferred Stock                   -                 -        8,352,451                            8,352,451
                                   -------           -------          -------                            ---------
     Total Long Term
       Liabilities                       -                 -        8,411,406                            8,411,406
                                 ---------         ---------        ---------                          -----------
     Total Liabilities              69,036         1,191,766        8,643,433                            9,904,235







Stockholder's Equity

Preferred stock, $.01
   Par, 50,000 shares
    authorized, none
   issued and
    outstanding                          -                 -                -                                    -
Common stock, $.00001 par
     50,000,000 shares
     authorized, 3,543,750
     shares issued and
     outstanding                        35                 -                -    (1)           35                -
Common stock, $.05 par
     50,000,000 shares
     authorized, 666,789
     outstanding and
     9,553,228 outstanding               -            33,339                     (1)     (319,322)         477,661
                                                                                 (2)     (125,000)
Common stock, $.001 par
     20,000,000 shares
     authorized, 2,575,625
     shares issued and
     outstanding                         -                 -            2,576    (2)        2,576                -
Deferred stock compensation              -                 -             (827)   (2)         (827)               -
Paid in capital                     57,000           732,252           47,338    (1)    2,275,409       22,138,843
                                                                                 (2)  (23,577,662)
Accumulated Deficit               (126,003)       (1,956,122)      (5,760,948)   (1)   (1,956,122)       (126,003)
                                                                                 (2)   (5,760,948)
                                 ---------       -----------      -----------         -----------      -----------
     Total Stockholder's
       Deficit                     (68,968)       (1,190,531)      (5,711,861)         29,461,861       22,490,501
                                 ---------       -----------      -----------         -----------      -----------
     Total Liabilities and
     Stockholder's Deficit      $       68       $     1,235      $ 2,931,572         $29,461,861      $32,394,736
                                ==========       ===========      ===========         ===========      ===========









Pro forma Consolidated Condensed Income Statement:

                                 12/31/03          9/30/03         12/31/03
                                  Pharma           Sportan           Opexa           Adjustments       Pro-Forma
                                 ---------         ---------       ---------         -----------      ------------
Revenues                         $       -         $   3,915     $       -   (1)             3,915    $         -
Operating Expenses
     Research & development              -                 -        1,408,904                            1,408,904
     General and
       administrative               80,801         121,837          1,402,009   (1)      (121,837)       1,482,810
                                 ---------         ---------       ----------                          -----------
                                    80,801           121,837        2,810,913                            2,891,714
                                 ---------         ---------       ----------                          -----------
Operating loss                     (80,801)         (117,922)      (2,810,913)                          (2,891,714)

Other Income (Expense)
     Debt forgiveness                    -            85,392                -   (1)       85,392                 -
     Interest expense              (45,202)          (55,058)               -   (1)      (55,058)          (45,202)
     Interest income                     -                 -           21,406)                              21,406
     Gain on sale                        -                 -              602`                                 602
                                 ---------         ---------       ---------        -----------
Net Loss                        $ (126,003)        $(87,588)      $(2,788,905)                         $(2,914,908)
                                 =========         =========      ==========         ===========


Pro forma (Unaudited) Consolidated Condensed Balance Sheet:


                                              6/30/04        6/30/04
                                              Pharma          Opexa               Adjustments           Pro-Forma
                                             ---------      ----------            -------------         ----------
Current Assets

    Cash                                   $      6,164    $    228,060                                 $  234,224
    Cash - Money Market                               -         391,726                                    391,726
    Prepaid expenses                              7,500           6,648                                     14,148
    Advances                                      2,000               -                                      2,000
    Deposits                                          -          25,287                                     25,287
    License and license option                  182,817               -                                    182,817
                                              ---------      ----------                                 ----------
                                                198,481         651,721                                    850,202

Fixed Assets, net                                 3,986         678,000                                    681,986

Intellectual Property                                 -               -          (2)   31,182,013       31,182,013
                                              ---------      ----------                ----------       ----------
    Total Assets                              $ 202,467      $1,329,721                31,182,013      $32,714,201
                                              =========      ==========                ==========       ==========
Current Liabilities

    Accounts payable                      $     161,791         190,218                                    352,009
    Accrued Expenses                             44,107         138,000                                    182,107
    Notes payable - related party               138,913               -                                    138,913
                                              ---------      ----------                                 ----------
  Total Current Liabilities                     344,811         328,218                                    673,029
                                              ---------      ----------                                 ----------

Long Term Liabilities

    Deferred rent                                     -          81,065                                     81,065
    Redeemable Series A
      Convertible
      Preferred Stock                                 -       8,352,451                                  8,352,451
                                              ---------      ----------                                 ----------
Total Long Term
    Liabilities                                       -       8,433,516                                  8,433,516
                                              ---------      ----------                                 ----------
Total Liabilities                               344,811       8,761,734                                  9,106,545

Stockholder's Equity

Convertible Preferred stock,
  no par value , 10,000,000 shares
  authorized, none issued
  and outstanding                                     -               -                                          -
Common stock, $.05 par,
  50,000,000 shares authorized,
  7,383,838 outstanding,
  9,883,838 outstanding                         369,192               -          (2)     (125,000)         494,192
Common stock, $.001 par
     20,000,000 shares
     authorized, 2,575,625
     shares issued and
     outstanding                                      -           2,576          (2)        2,576                -
Deferred stock compensation                           -            (623)         (2)         (623)               -
Paid in capital                                 837,540          47,338          (2) (23,577,662)       24,462,540
Accumulated Deficit                          (1,349,076)     (7,481,304)         (2)   (7,481,304)      (1,349,076)
                                              ---------      ----------               -----------      -----------
  Total Stockholders' deficit                  (142,344)     (7,432,013)               31,182,013       23,607,656
                                              ---------      ----------               -----------      -----------
  Total Liabilities and
  Stockholder's Deficit                      $  202,467      $1,329,721               $31,182,013      $32,714,201
                                             ==========      ==========               ===========      ===========










Pro forma (Unaudited) Consolidated Condensed Income Statement:

                                              6/30/04         6/30/04
                                                Pharma         Opexa                Adjustments         Pro-Forma
                                             ----------     -----------                                 ----------



Operating Expenses

    Research & development                            -     $   864,869                                $   864,869
    General & administrative                 $1,073,569         858,614                                  1,932,183
                                             ----------     -----------                                 ----------
                                              1,073,569       1,723,483                                 (2,797,052)
                                             ----------     -----------                                 ----------
Operating Loss                               (1,073,569)     (1,723,483)                                (2,797,052)

Other income (expense)
    Interest expense                           (149,504)              -                                   (149,504)
    Interest income                                   -           3,127                                      3,127
                                              ---------     -----------                                  ---------
Net Loss                                    $(1,223,073)    $(1,720,356)                               $(2,943,429)
                                            ===========     ===========                                ===========